                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY

   The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission.

                  Date                                Signature
                  ----                                ---------
            January 15, 2001                    /s/ Richard J. Burgess
      ____________________________      ______________________________________
                                           (Sign and print name and title)

                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY

   The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission.

                  Date                                Signature
                  ----                                ---------
            January 30, 2001                 /s/ William Casey McManemin
      ____________________________      ______________________________________
                                           (Sign and print name and title)

                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY

   The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission.

                  Date                                Signature
                  ----                                ---------
             March 20, 2001                        /s/ C. E. Miller
      ____________________________      ______________________________________
                                           (Sign and print name and title)

                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY

   The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission.

                  Date                                Signature
                  ----                                ---------
            January 29, 2001                     /s/ Robert M. Boeve
      ____________________________      ______________________________________
                                           (Sign and print name and title)

                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY

   The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission.

                  Date                                Signature
                  ----                                ---------
            January 10, 2001                     /s/ Paul A. Halpern
      ____________________________      ______________________________________
                                           (Sign and print name and title)

                                                                    EXHIBIT 24.1

                                   FORM 10-K

                               POWER OF ATTORNEY

   The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission.

                  Date                                Signature
                  ----                                ---------
            February 21, 2001                    /s/ Kenneth J. Foote
      ____________________________      ______________________________________
                                           (Sign and print name and title)